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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 18, 2007

                                  GUESS?, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

           1-11893                                      95-3679695
   (Commission File Number)                (IRS Employer Identification No.)

              1444 S. Alameda Street Los Angeles, California 90021
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (213) 765-3100


                                 Not applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR.

On January 18, 2007, the Board of Directors of Guess?, Inc. (the "Company") approved a change in the Company's fiscal year end from December 31 to the Saturday nearest January 31 of each year. The fiscal year change is effective beginning with the Company's 2008 fiscal year, which will now begin February 4, 2007 and end February 2, 2008. As a result of the change, the Company will have a January 2007 fiscal month transition period beginning January 1, 2007 and ending February 3, 2007. The results of the transition period are expected to be reported in the Company's Form 10-Q to be filed for the new fiscal first quarter ending May 5, 2007 and in the Company's Form 10-K to be filed for the new fiscal year ending February 2, 2008.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is furnished herewith:

99.1 Press release of Guess?, Inc. dated January 23, 2007 (announcing change in fiscal year)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2007                GUESS?, INC.


                                       By: /s/ Carlos Alberini
                                           -------------------------------------
                                           Carlos Alberini
                                           President and Chief Operating Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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   99.1        Press release of Guess?, Inc. dated January 23, 2007 (announcing change in fiscal year)

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